Exhibit 991.1
John B. Sanfilippo & Son, Inc. August 2, 2005

Safe Harbor Some of the statements in this presentation constitute "forward-looking statements" about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "forecast," "predict," "propose," "potential" or "continue" or the negative of those terms or other comparable terminology and charts that present future estimates. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward looking statements. The factors that could negatively impact future results include: (i) sales activity for the Company's products, including a decline in sales to one or more key customers; (ii) changes in the availability and costs of raw materials for the production of the Company's products and the impact of fixed price commitments with customers; (iii) fluctuations in the value of the Company's inventories of raw materials due to fluctuations in market prices of these materials; (iv) the Company's ability to lessen the negative impact of competitive pressures by reducing its selling prices and increasing sales volume while at the same time maintaining profit margins by reducing costs; (v) the outcome of pending governmental antitrust investigation of a portion of the peanut shelling industry; (vi) the potential for lost sales or product liability if customers lose confidence in the safety of the Company's products or are harmed as a result of using the Company's products, particularly due to product adulteration, misbranding or peanut and tree nut allergy issues; (vii) risks, uncertainties and costs regarding the Company's facility consolidation project; and (viii) the timing and occurrence (or nonoccurrence) of other transactions and events which may be subject to circumstances beyond the Company's control.

Company Highlights Industry-wide, nuts continue to be one of the faster growing categories in snacks Key advantages Pure play, vertically integrated, processing powerhouse Broad product portfolio Distribution channel diversity Innovative product and packaging 83 years of operational expertise

What's Unique About JBSS? #1 nut processor and #2 full line nut brand Only vertically integrated major industry player Only sheller of all major domestic nuts Distribution in all channels Widest array of nut product and packaging solutions Considerable revenue growth JBSS Financial Performance (For FY2000 - FY2004) "Gold Taste" Award 2000 2001 2002 2003 2004 Net Sales 327 342 353 420 521 Diluted EPS 0.74 0.83 0.84 1.61 2.32

Direct Sourcing Competitive Advantage - Vertical Integration Enhances stability and quality of supply Cold Storage Prolongs freshness and shelf life Shelling Reduces costs for basic processing Processing Meets a wide array of customer demands Packaging Customizes products for each customer and channel Retail Shelf Rapidly exploits new market opportunities

Strategically Located Operations Our shelling facilities are strategically located close to the source of supply, while also allowing us to serve our customers in an efficient manner Our processing capabilities allow us to produce the broadest array of nut products in the industry

Business Overview JBSS 8/2/2005

Industry Growth Trends Snacks are a fourth meal An increasing awareness of the health benefits of nuts is driving growth FDA approval of qualified health claim New USDA food pyramid more favorable for nuts Aligned with low-carb/high-protein diets Distribution channels responding to trends Growth in industrial applications of nuts as a value-added ingredient Increase in merchandising activity at retail FDA Approved Qualified Health Claim

Annual % Growth Rates of JBSS Net Sales vs. Sales of Nuts and Seeds and Sales of Snack Foods by U.S. Manufactures Source: 2005/2006 Market Outlook for Nuts and Seeds, (c) Business Trend Analysts, Inc. 2005 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004E 2005E 2006E U.S. SNACK FOOD SALES 0.058 0.064 0.06 0.045 0.03 0.031 0.009 0.074 0.029 0.049 -0.007 0.009 0.016 0.03 0.022 0.021 U.S. NUTS AND SEED SALES 0.061 0.086 0.057 0.012 0.002 -0.121 0.121 0.132 -0.007 0.118 -0.066 0.029 0.059 0.053 0.056 0.042 JBSS NET SALES 0.06 0.188 0.059 0.032 0.329 0.056 0.049 -0.08 0.026 0.044 0.048 0.031 0.19 0.241

One-Stop Nut Supplier Most complete product portfolio of nuts in the U.S. Comprehensive variety of value- added products Wide assortment of other snack products Most versatile styles and sizes, customized to customer specifications Benefits Appeals to major customers Reduces product concentration risks LTM Gross Sales Mix by Product Type (ended March 24, 2005)

Distribution Channels Industrial Food Service Consumer Export Contract Packaging Products: Customer Types: Ingredients Fisher brand Other Ingredients Fisher brand Other Private label Fisher brand Other Private label Fisher brand Bulk Various packaging styles Bakeries Dairies Food processors Candy manufacturers Restaurants Hotels Sports stadiums Universities Airlines Grocery Drug Mass merchandisers Convenience Grocery and food manufacturers in 32 countries Food manufacturing companies LTM Net Sales Mix: (ended 03/24/05) 22% 10% 52% 8% 8% LTM Net Sales Growth: (ended 3/24/05) 21% 29% 4% 21% 42% 42%

In-Store Category Reach Check Out Cereal Health Bars Candy Cookies Frozen Entrees Cakes, Muffins Fresh Cheese, Salads Ice Cream Ingredients Salad & Baking Kits Contract Packaging Frozen Cakes, Desserts Food Service Fresh Bread Bulk Foods Single Serve Snacks Peanut Butter Snack Nuts Salty Snacks Baking Nuts/Ingredients Twist-Tie, SIS Peanuts Packaged Candy Mega Packs Nut Toppings Representative Products

Consumer Distribution Channel Largest private label manufacturer, servicing more than 55 programs These relationships allow us to demonstrate our high product quality Private label programs open incremental sales opportunities for Fisher products Private Label Fisher Other 0.64 0.32 0.04

Industrial Distribution Channel Focused on the 20 largest food manufacturers in the U.S. One-stop supplier status critical to these relationships Consolidation of major food manufacturers has provided opportunities Technical support for applications in development Net Sales by Segment in Industrial Channel (FY2004) Bakery Dairy Fundraiser Retailer Rebagger Cereal Confection 0.35 0.18 0.02 0.09 0.23 0.07 0.06 Bakery 35% Confection 6% Cereal 7% Rebagger 23% Dairy 18% Retailer 9% Fundraiser 2%

Growth Strategies

Leverage Channel Opportunities Expand retail distribution and alternative channels Combine strong private label with complementary Fisher brand programs Target produce departments and home improvement stores Become preferred supplier of nut ingredients to the top 20 food manufacturers - Provide technical support for R&D and new item development Penetrate additional restaurant and hotel accounts Work with master chefs to develop recipes that include nuts Focus on global procurement opportunities with major international retailers and manufacturers Expand our relationships with Loblaws, Wal-Mart and Nestle

New Product and Packaging Customization Develop products and packaging to meet demand for value, convenience, innovation, and taste Salad Buddies TM Support efforts to build awareness among consumers of the health benefits of nuts FDA qualified health claim Net carb statement USDA Pyramid Collaborate on R&D efforts with customers to identify new and improved product formulations New coatings for nuts used in frozen foods, health bars, and cereals Create unique packaging solutions to set ourselves apart from other industry participants 1/2 oz. bags for new salads, stir-fry entrees, and baking kits

Aggressively Grow the Fisher Brand Strengthen the Fisher brand across channels Position Fisher as a strong, quality second brand to compete with Planters Devote marketing and advertising programs to increase brand recognition "Fisher, Chicago's Hometown Nut"TM campaign Expand sports marketing efforts

Invest in Operations Increase competitive advantage and support growth by pursuing proven strategy of investing in operations Expand and consolidate Chicago area facilities Increase processing and packaging capacity and capability Expand Texas and California distribution capabilities Willingness to meet new customer needs through investment as opportunities arise

Expansion & Consolidation Project Purchased a 100 acre site containing a 660,000 sq. ft. warehouse and a 400,000 sq. ft. office building in spring 2005 Upgrade and expand the warehouse by approximately 350,000 square feet Upgrade is underway Ground breaking for the expansion to start in the fall of 2005 Lease office space to third parties 40% of the rentable space has been leased to the seller for a minimum of three years with options to extend up to ten years Potential net rental income of $3 - $4 million Total production and warehousing project cost over the next three years is estimated to be approximately $96 million Increase production capacity by 25% to 40%, with additional floor space to meet future capacity expansion Significant cost savings to come from: Elimination of redundant costs Reduction of inter-plant freight and handling costs Increase manufacturing efficiency

Expansion & Consolidation Project CORPORATE CAMPUS 95 ACRE SITE FOUR STORY OFFICE BULDING AND ONE STORY WAREHOUSE; DISTRIBUTION CENTER

Financial Overview JBSS 8/2/2005

Key Income Statement Items As A % of Net Sales Fiscal Years 2000 2001 2002 2003 2004 GROSS MARGIN 0.168 0.173 0.164 0.174 0.176 S,G&A 0.111 0.114 0.113 0.105 0.098 NET INCOME 0.021 0.022 0.022 0.036 0.043

Net Sales Vs. Investment L4Q Ended March 2001 2002 2003 2004 2005 NET SALES 344518 339543 390206 501389 565157 AVG DEBT + EQUITY 194021 191895 192333 207785 260007 AVG NET PP&E 70366 69462 68023 68304 70475 AVG INVENTORY 118611 117212 124625 143671 198391 AVERAGE = (BEGINNING BALANCE + ENDING BALANCE) / 2

Operating Measures L4Q Ended March 2001 2002 2003 2004 2005 EBITDA 31874 29366 36786 53674 37535 NET INCOME 7610 7535 13065 22700 14490 OPERATING CASH FLOW 5907 27619 4520 18760 -62862

EBITDA L4Q Ended March * EBITDA is a non-GAAP measure commonly used by analysts and investors. We believe that it is important in evaluating financial performance and market valuation. (in $000'S) 2001 2002 2003 2004 2005 NET SALES $ 344,518 $ 339,543 $ 390,206 $ 501,389 $ 565,157 NET INCOME $ 7,610 $ 7,535 $ 13,065 $ 22,700 $ 14,490 INCOME TAX EXPENSE $ 5,072 $ 5,024 $ 8,313 $ 14,513 $ 9,263 INTEREST EXPENSE $ 8,752 $ 6,372 $ 4,808 $ 4,982 $ 2,619 DEPRECIATION AND AMORTIZATION $ 10,440 $ 10,435 $ 10,600 $ 11,479 $ 11,163 EBITDA * $ 31,874 $ 29,366 $ 36,786 $ 53,674 $ 37,535 EBITDA MARGIN 9.3% 8.6% 9.4% 10.7% 6.6%

Return on Investment Measures L4Q Ended March 2001 2002 2003 2004 2005 AVG DEBT + EQUITY 0.0392 0.0393 0.0679 0.1092 0.0557 AVG NET PP&E 0.1081 0.1085 0.1921 0.3323 0.2056 AVG INVENTORY 0.0642 0.0643 0.1048 0.158 0.073 AVERAGE = (BEGINNING BALANCE + ENDING BALANCE) / 2

FY2005 YTD Performance FOR THE THIRTY-NINE WEEKS ENDED FOR THE THIRTY-NINE WEEKS ENDED FOR THE THIRTY-NINE WEEKS ENDED FOR THE THIRTY-NINE WEEKS ENDED FOR THE THIRTY-NINE WEEKS ENDED MARCH 24, 2005 MARCH 24, 2005 MARCH 25, 2004 MARCH 25, 2004 NET SALES $ 437,648 100.0% $ 396,316 100.0% COST OF SALES $ 379,796 86.8% $ 323,505 81.6% GROSS PROFIT $ 57,852 13.2% $ 72,811 18.4% SELLING EXPENSES $ 29,310 6.7% $ 28,395 7.2% ADMINISTRATIVE EXPENSES $ 9,024 2.1% $ 10,547 2.7% TOTAL OPERATING EXPENSES $ 38,334 8.8% $ 38,942 9.8% INCOME FROM OPERATIONS $ 19,518 4.5% $ 33,869 8.5% INTEREST EXPENSE $ (1,988) -0.5% $ (2,803) -0.7% RENTAL AND MISC. INCOME $ 548 0.1% $ 356 0.1% TOTAL OTHER EXPENSE NET $ (1,440) -0.3% $ (2,447) -0.6% INCOME BEFORE INCOME TAXES $ 18,078 4.1% $ 31,422 7.9% INCOME TAX EXPENSE $ 7,050 1.6% $ 12,255 3.1% NET INCOME $ 11,028 2.5% $ 19,167 4.8% INTEREST EXPENSE $ 1,988 $ 2,803 INCOME TAX EXPENSE $ 7,050 $ 12,255 DEPRECIATION AND AMORTIZATION $ 8,340 $ 8,367 EBITDA * $ 28,406 6.5% $ 42,592 10.7% DILUTED EPS $ 1.03 $ 2.01 * EBITDA is a non-GAAP measure commonly used by analysts and investors. We believe that it is important in evaluating financial performance and market valuation.

Commodities PERIOD END DATE Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 $2.00 $1.95 $1.90 $1.90 $1.90 $1.90 $2.00 $2.10 $2.40 $1.65 $1.65 $1.70 $1.70 $1.70 $1.70 $1.75 $1.85 $2.25 $1.65 $1.65 $1.65 $1.55 $1.55 $1.60 $1.60 $1.60 $1.80 $1.55 $1.55 $1.60 $1.60 $1.60 $1.40 $1.40 $2.25 $2.25 $2.90 $3.20 $3.30 $3.40 $3.50 $3.70 $3.90 $4.00 $4.75 $1.30 $1.15 $1.20 $1.20 $1.20 $1.20 $1.80 $2.80 $3.00 $1.25 $1.25 $1.25 $1.25 $1.25 $2.20 $2.40 $2.75 $3.00 $3.50 $4.00 $4.00 $4.50 $4.50 $5.00 $6.00 $6.70 $7.00 $0.55 $0.41 $0.41 $0.41 $0.41 $0.41 $0.41 $0.41 $0.48 $0.49 $0.53 $0.74 $0.75 $0.74 $0.75 $0.55 $0.56 $0.56 $0.51 $0.55 $0.55 $0.55 $0.55 $0.42 $0.42 $0.42 $0.42 $ 2.05 $ 1.90 $ 1.85 $ 1.85 $ 1.85 $ 1.75 $ 1.95 $ 2.15 $ 2.15 Sep-04 Dec-04 Mar-05 Jun-05 Sep 05 proj. $2.70 $2.75 $2.75 $2.80 $2.45 $2.50 $2.45 $2.45 $2.50 $2.10 $2.05 $2.35 $2.35 $2.35 $1.80 $2.60 $3.20 $3.30 $4.25 $4.25 $4.95 $5.20 $5.35 $5.35 $5.10 $3.50 $3.65 $3.65 $2.85 $3.15 $3.60 $4.00 $4.10 $5.25 $4.60 $7.00 $6.00 $6.00 $6.25 $5.75 $0.48 $0.43 $0.43 $0.42 $0.39 $0.56 $0.56 $0.56 $0.56 $0.50 $0.42 $0.42 $0.42 $0.42 $0.40 $ 2.25 $ 2.40 $ 2.40 $2.60 $2.60 macadamias style 4 pecans jr. mammoth hazel nuts xl brazils med/midgets almonds 25/27 cshews 320's walnuts combo 1/2's & pcs. SOURCE: JBSS MARKET SURVEY

Investment Highlights Nuts continue to be one of the faster growing categories in snacks Key advantages Pure play, vertically integrated, processing powerhouse Broad product portfolio Distribution channel diversity Innovative product and packaging 83 years of operational expertise

John B. Sanfilippo & Son, Inc. Nasdaq: JBSS JBSS 8/2/2005